UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 19, 2017 (September 13, 2017)
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ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 872-5000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Exchange of Outstanding Notes

On September 13, 2017, Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”), entered into a promissory note exchange agreement (the “Note Exchange Agreement”) with Global Ichiban Ltd (“Investor”). Pursuant to the Note Exchange Agreement, the Investor exchanged and canceled 11 outstanding promissory notes (with an aggregate principal and accrued interest of $3,504,197.45) for one new promissory note (the “New Note”) having a principal amount of $3,504,197.45.

Terms of the New Note

Unless earlier prepaid, the New Note will mature on September 13, 2020. The New Note bears interest at the rate of 12% per annum. Principal and interest on the New Note will be payable in 36 equal monthly instalments.

The Company has the option to pay monthly instalment amounts in the form of shares of common stock. Payments in the form of shares would be calculated using a variable conversion price equal to the lowest of (i) 85% of the average VWAP for the shares over the prior five trading days, (ii) the closing bid price for the shares on the prior trading day, or (iii) $0.004 per share.

The Company may not make payments in the form of shares of Common Stock if, after giving effect to the issuance, the holder together with its affiliates would beneficially own in excess of 9.9% of the outstanding shares of Common Stock.

The Notes contain standard and customary events of default including but not limited to: (i) failure to make payments when due under the Notes; and (ii) bankruptcy or insolvency of the Company.

The foregoing description of the Note Exchange Agreement and the New Note is a summary and is qualified in its entirety by reference to the documents attached hereto as Exhibits 10.1 and 10.2, which documents are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The New Note is being offered and sold to an accredited investor in reliance upon exemptions from the registration requirements under Section 3(a)(9) and Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description

	10.1	Promissory Note Exchange Agreement dated September 13, 2017
	10.2	Unsecured Promissory Note dated September 13, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

September 19, 2017	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Promissory Note Exchange Agreement dated September 13, 2017
10.2	Unsecured Promissory Note dated September 13, 2017